UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2026 (July 18, 2026)

Mobileye Global Inc.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-41541	88-0666433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Mobileye B.V. Har Hotzvim, 1 Shlomo Momo HaLevi Street Jerusalem, Israel (Address of Principal Executive Offices)	9777015 (Zip Code)

Registrant’s telephone number, including area code: +972-2-541-7333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, $0.01 par value	MBLY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 18, 2026, Prof. Amnon Shashua, President and Chief Executive Officer of Mobileye Global Inc. (the “Company”) informed the Company’s Board of Directors (the “Board”) of his intention to step down as President and Chief Executive Officer upon the appointment of his successor. The Board has initiated a search process.

Upon the effectiveness of his resignation as President and Chief Executive Officer, the Board has offered to Prof. Shashua the role of Chair of the Board. Prof. Shashua’s decision to resign as President and Chief Executive Officer was not due to any disagreement with the Board on any matter related to the Company’s operations, policies or practices. At the time of this report, the Company has not entered into any modifications to its existing compensation arrangements with Prof. Shashua in connection with the announcement described above. Prof. Shashua currently intends to remain a member of the Board.

Item 7.01 Regulation FD Disclosure.

On July 23, 2026, the Company issued a press release announcing Prof. Shashua’s intention to resign as President and CEO of the Company upon the appointment of his successor. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information in Item 7.01 of this Current Report on Form 8-K is furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Mobileye Global Inc. on July 23, 2026

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILEYE GLOBAL INC.

By:	/s/ Moran Shemesh Rojansky
	Name:	Moran Shemesh Rojansky
	Title:	Chief Financial Officer

Date: July 23, 2026